QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 12, 2002

NetBank, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-22361 (Commission File Number)	58-2224352 (I.R.S. Employer Identification No.)

11475 Great Oaks Way, Suite 100
Alpharetta, Georgia 30022
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (770) 343-6006

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  a.
  Exhibits

  99.
  Presentation for analysts and investors

Item 9. Regulation FD Disclosure

        Beginning August 12, 2002, representatives of NetBank, Inc., a Georgia corporation ("NetBank"), will make presentations to conferences for securities analysts and institutional investors using slides containing the information attached to this Form 8-K as Exhibit 99, which is incorporated herein by reference. NetBank also intends to post this information on its website at www.netbank.com under "About NetBank/Investor Relations."

        The information contained or referenced to in this report, including the text of the attached presentation, is furnished or referred to by NetBank pursuant to Regulation FD promulgated by the Securities and Exchange Commission (the "SEC") and pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless NetBank specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing or referring to this information, NetBank makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information which was not previously publicly available.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETBANK, INC.
DATE:	AUGUST 12, 2002	By:	/s/ STEVEN F. HERBERT Steven F. Herbert Chief Financial Executive

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99	Presentation for analysts and investors

QuickLinks

  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX